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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Coastway Bancorp, Inc.'s Registration Statement No. 333-193362 and 333-205846 on Forms S-8 of our report dated March 12, 2018 on the consolidated financial statements of Coastway Bancorp, Inc. and Subsidiary as of December 31, 2017 and 2016 and for the years then ended, appearing in this Annual Report on Form 10-K.

/s/ Crowe Horwath LLP

Livingston, New Jersey
March 12, 2018

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM